Exhibit 99.1

The information set forth below are reconciliations of certain non-GAAP financial information that will be included in presentations to investors, bankers and analysts. The information furnished pursuant to this exhibit shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The following tables define Funds from Operations (FFO) and Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) for the periods shown below.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in Thousands)
 Sierra Pacific Resources
 Funds From Operations (FFO)

	Year ended December 31,
	2005		2004	2003	2002
Net Income (Loss)	$86,137		$32,471	$(136,629)	$(303,621)

Non-Cash items included in net income
Depreciation and amortization	214,662		205,647	191,259	174,200
Deferred taxes and deferred investment tax credit	41,609		33,690	(50,724)	(169,714)
AFUDC and capitalized interest	(45,013)		(14,536)	(11,741)	(5,234)
Deferred Energy Costs Disallowed	—		1,586	90,964	493,053
Goodwill Impairment	—		11,695	—	—
Early retirement and severance amortization	—		—	2,786	2,706
Unrealized loss on derivative instrument	—		—	46,065	—
Impairment of assets of subsidiary	—		—	32,911	—
Loss on disposal of discontinued operations	—		2,346	9,555	—
Plant Costs disallowed	—		47,092	—	—
Other non-cash	(4,119)		(27,353)	(7,131)	10,341
Funds from Operations (Before Deferred Energy Costs)	293,276		292,638	167,315	201,731

Amortization Deferred energy costs — electric	188,221		265,418	250,134	176,718
Amortization Deferred energy costs — gas	1,446		3,242	13,095	13,231
Deferral of energy costs — electric plus terminated suppliers	(241,103	)(1)	(147,589)	(179,827)	(434,279)
Deferral of energy costs — gas	(2,519)		(7,480)	2,592	10,270
Adjusted Funds from Operations	$239,321		$406,229	$253,309	$(32,329)

Long-term Debt	3,817,122		4,081,281	3,579,674	3,266,281
Current maturities of long term debt plus short-term debt	58,909		8,491	243,970	672,895

Total Debt	$3,876,031		$4,089,772	$3,823,644	$3,899,176

Preferred Stock	50,000		50,000	50,000	50,000

Net interest expense	284,927		306,427	366,282	279,057
AFUDC	(24,691)		(8,587)	(5,976)	(5,270)

Adjusted Interest Expense	$309,618		$315,014	$372,258	$284,327

Debt/Funds from operations	13.22x		13.98x	22.85x	19.33x
Debt/adjusted FFO	16.20x		10.07x	15.09x	-120.61x
Funds from Operations Interest Coverage	1.95x		1.93x	1.45x	1.71x
Adjusted Funds From Operations Interest Coverage	1.77x		2.29x	1.68x	0.89x
Common shareholders equity	$2,060,154		$1,498,616	$1,435,394	$1,327,166
Total Capitalization	$5,986,185		$5,638,388	$5,309,038	$5,276,342
Debt/Capitalization	64.75%		72.53%	72.02%	73.90%
(1) For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $218 million associated primarily with the November 2005 settlement with Enron.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in Thousands)
 Nevada Power Company
 Funds From Operations (FFO)

	Year ended December 31,
	2005		2004	2003	2002
Net Income (Loss)	$132,734		$104,312	$19,277	$(235,070)

Non-Cash items included in net income
Depreciation and amortization	124,098		118,841	109,655	98,198
Deferred taxes and deferred investment tax credit	86,910		57,066	2,710	(131,076)
AFUDC and capitalized interest	(41,870)		(9,969)	(5,545)	(3,259)
Deferred Energy Costs Disallowed	—		1,586	45,964	434,125
Plant Costs disallowed	—		—	—	—
Other non-cash	(7,433)		(44,149)	(8,962)	(6,332)
Funds from Operations (Before Deferred Energy Costs)	294,439		227,687	163,099	156,586

Amortization Deferred energy costs	131,471		228,765	204,610	146,554
Deferral of energy costs plus terminated suppliers	(186,338	)(1)	(112,992)	(131,591)	(338,152)
Adjusted Funds from Operations	$239,572		$343,460	$236,118	$(35,012)

Long-term Debt	2,214,063		2,275,690	1,899,709	1,683,310
Current maturities of long term debt	6,509		6,091	135,570	354,677

Total Debt	$2,220,572		$2,281,781	$2,035,279	$2,037,987

Net interest expense	134,657		137,388	190,472	132,510
AFUDC	(23,187)		(5,738)	(2,700)	(3,412)

Adjusted Interest Expense	$157,844		$143,126	$193,172	$135,922

Debt/Funds from operations	7.54x		10.02x	12.48x	13.02x
Debt/adjusted FFO	9.27x		6.64x	8.62x	-58.21x
Funds from Operations Interest Coverage	2.87x		2.59x	1.84x	2.15x
Adjusted Funds From Operations Interest Coverage	2.52x		3.40x	2.22x	0.74x
Common shareholders equity	$1,762,089		$1,436,788	$1,174,645	$1,149,131
Total Capitalization	$3,982,661		$3,718,569	$3,209,924	$3,187,118
Debt/Capitalization	55.76%		61.36%	63.41%	63.94%
(1) For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $155 million associated primarily with the November 2005 settlement with Enron.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in Thousands)
 Sierra Pacific Power Company
 Funds From Operations (FFO)

	Year ended December 31,
	2005		2004	2003	2002
Net Income (Loss)	$52,074		$18,577	$(23,275)	$(13,968)

Non-Cash items included in net income Depreciation and amortization	90,569		86,806	81,514	76,373
Deferred taxes and deferred investment tax credit	209		11,640	(23,676)	(5,107)
AFUDC and capitalized interest	(3,143)		(4,567)	(6,196)	(1,975)
Deferred Energy Costs Disallowed	—		—	45,000	58,928
Early retirement and severance amortization	—		—	2,786	2,706
Plant Costs disallowed	—		47,092	—	—
Other non-cash	318		474	(5,203)	(4,093)
Funds from Operations (Before Deferred Energy Costs)	140,027		160,022	70,950	112,864

Amortization Deferred energy costs — electric	56,750		36,653	45,524	30,164
Amortization Deferred energy costs — gas	1,446		3,241	13,095	13,231
Deferral of energy costs — electric plus terminated suppliers	(54,765	)(1)	(34,598)	(48,236)	(96,127)
Deferral of energy costs — gas	(2,519)		(7,480)	2,592	10,270
Adjusted Funds from Operations	$140,939		$157,838	$83,925	$70,402

Long-term Debt	941,804		994,309	912,800	914,788
Current maturities of long term debt plus short term debt	52,400		2,400	108,400	101,400

Total Debt	$994,204		$996,709	$1,021,200	$1,016,188

Preferred Stock	50,000		50,000	50,000	50,000

Net interest expense	69,067		62,831	96,093	75,279
AFUDC	(1,504)		(2,849)	(3,276)	(1,858)

Adjusted Interest Expense	$70,571		$65,680	$99,369	$77,137

Debt/Funds from operations	7.10x		6.23x	14.39x	9.00x
Debt/adjusted FFO	7.05x		6.31x	12.17x	14.43x
Funds from Operations Interest Coverage	2.98x		3.44x	1.71x	2.46x
Adjusted Funds From Operations Interest Coverage	3.00x		3.40x	1.84x	1.91x
Common shareholders equity	$727,777		$705,395	$593,771	$639,295
Total Capitalization	$1,771,981		$1,752,104	$1,664,971	$1,705,483
Debt/Capitalization	56.11%		56.89%	61.33%	59.58%
(1) For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $63 million associated primarily with the November 2005 settlement with Enron.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands)
 Sierra Pacific Resources
 EBITDA

	Year ended December 31,
	2005	2004	2003	2002
Net Income (Loss)	$86,137	$32,471	$(136,629)	$(303,621)

Interest Charges	284,927	306,427	366,282	279,057
Income taxes	43,173	20,631	(44,207)	(161,191)
Depreciation and Amortization	214,662	205,647	191,259	174,200

EBITDA	$628,899	$565,176	$376,705	$(11,555)

EBITDA/Interest Expense	2.03x	1.79x	1.01x	-0.04x
Debt/EBITDA	6.16x	7.24x	10.15x	-337.44x

Sierra Pacific Resources

Net interest expense	$284,927	306,427	366,282	279,057
AFUDC	(24,691)	(8,587)	(5,976)	(5,270)

Adjusted Interest Expense	$309,618	$315,014	$372,258	$284,327

Long-Term Debt	$3,817,122	$4,081,281	$3,579,674	$3,226,281
Current maturities of long term debt plus short-term borrowings	58,909	8,491	243,970	672,895

Total Debt	$3,876,031	$4,089,772	$3,823,644	$3,899,176

Nevada Power
EBITDA	Year ended December 31,
	2005	2004	2003	2002

Net Income (Loss)	$132,734	$104,312	$19,277	$(235,070)

Interest Charges	134,657	137,388	190,472	132,510
Income taxes	63,995	56,572	(614)	(131,784)
Depreciation and Amortization	124,098	118,841	109,655	98,198

EBITDA	$455,484	$417,113	$318,790	$(136,146)

EBITDA/Interest Expense	2.89x	2.91x	1.65x	-1.00x
Debt/EBITDA	4.88x	5.47x	6.38x	-14.97x

Nevada Power Company

Net interest expense	$134,657	$137,388	$190,472	$132,510
AFUDC	(23,187)	(5,738)	(2,700)	(3,412)

Adjusted Interest Expense	$157,844	$143,126	$193,172	$135,922

Long-Term Debt	$2,214,063	$2,275,690	$1,899,709	$1,683,310
Current maturities of long term debt	6,509	6,091	135,570	354,677

Total Debt	$2,220,572	$2,281,781	$2,035,279	$2,037,987

Sierra Pacific Power
EBITDA	Year ended December 31,
	2005	2004	2003	2002

Net Income (Loss)	$52,074	$18,577	$(23,275)	$(13,968)

Interest Charges	69,067	62,831	96,093	75,279
Income Taxes	28,379	325	(12,237)	(4,491)
Depreciation and Amortization	90,569	86,806	81,514	76,373

EBITDA	$240,089	$168,539	$142,095	$133,193

EBITDA/Interest Expense	3.40x	2.57x	1.43x	1.73x
Debt/EBITDA	4.14x	5.91x	7.19x	7.63x

Sierra Pacific Power Company

Net interest expense	$69,067	$62,831	$96,093	$75,279
AFUDC	(1,504)	(2,849)	(3,276)	(1,858)

Adjusted Interest Expense	$70,571	$65,680	$99,369	$77,137

Long-Term Debt	$941,804	$994,309	$912,800	$914,788
Current maturities of long term debt plus short-term borrowings	52,400	2,400	108,400	101,400

Total Debt	$994,204	$996,709	$1,021,200	$1,016,188